Exhibit 10.1
DANIEL E. KLIMAS
AMENDMENT TO EMPLOYMENT AGREEMENT
This Amendment to Employment Agreement (this “Amendment”), is made at Lorain, Ohio, as of July 16, 2008, by and among DANIEL E. KLIMAS, herein referenced as “Employee,” and LNB BANCORP, INC. (an Ohio corporation) and THE LORAIN NATIONAL BANK (a banking organization organized and existing under the laws of the United States of America), which together with their respective successors and assigns are collectively herein referenced as “Employer.”
WHEREAS Employer and Employee entered into an Employment Agreement, dated as of January 28, 2005 (the “Original Employment Agreement”).
WHEREAS, pursuant to Section 1.4 of the Original Employment Agreement, Employer and Employee desire to amend the Original Employment Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises herein, Employer and Employee (collectively the “Parties” and individually a “Party”) agree as follows:
The Original Employment Agreement is amended as follows:
1. The first sentence of Section 2.1 of the Original Employment Agreement is amended to provide that Employer agrees to pay Employee a Basic Salary equal to the sum of not less than Four Hundred Thousand Dollars ($400,000) for each Contract Year of the Agreement Term.
2. The first sentence of Section 2.2 of the Original Employment Agreement is amended in its entirety to read “As additional consideration for Employee’s services performed hereunder, Employee may receive an annual bonus of up to fifty percent (50%) of Basic Salary for the Contract Year to which such bonus relates.”
3. Section 5.2 of the Original Employment Agreement is deleted in its entirety.
4. Section 7.4 of the Original Employment Agreement is amended to delete the phrase “and long-term incentive awards” and the phrase “and 5.2”.
5. Section 7.5 of the Original Employment Agreement is amended to delete the phrase “and long-term incentive awards” and the phrase “and 5.2”.
6. The second sentence of Section 7.8 of the Original Employment Agreement is amended to delete the phrase “and long-term incentive awards” and the phrase “and a long-term incentive award under Section 5.2 of fifty percent (50%) of Basic Salary as in effect immediately prior to termination.”
7. Section 10.2(A) of the Original Employment Agreement is amended to delete the phrase “; plus (vi) a pro rata portion of Employee’s long-term incentive awards under Section 5.2 for the Contract Year in which the Date of Termination occurs and each remaining Contract Year of the Agreement Term, as measured from the Date of Termination through the remainder of the Agreement Term (but not less than twenty-four (24) months) in an amount equal to fifty percent (50%) of Basic Salary in effect on the Date of Termination.”
8. The second sentence of Section 2.2 requires the establishment of performance goals for Employee not later than the first day of a given Contract Year for purposes of considering and awarding an annual bonus. Notwithstanding this requirement, the Parties were not able to finalize such performance goals prior to the first day of the 2008 Contract Year. The Parties hereby agree that, for purposes of the 2008 Contract year only, the establishment of performance goals and the award of an annual bonus (if any) will be determined by the Board of Directors’ Compensation Committee (in its sole discretion). The Parties hereby further agree that the performance goals for 2009 and thereafter shall be established not later than the first day of each successive Contract Year as set forth in the second sentence of Section 2.2 of the Original Employment Agreement.
9. Upon execution of this Amendment, the provisions set forth herein shall be retroactive to February 1, 2008.
10. Except as specifically amended by this Amendment, all of the terms, covenants, conditions and provisions of the Original Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
In the Presence of:

/s/ Mary E. Miles	/s/ Daniel E. Klimas

(Signature of First Witness)	Daniel E. Klimas

/s/ Sharon S. Friedmann		“Employee”
(Signature of Second Witness)

LNB BANCORP, INC.

/s/ Mary E. Miles	By:	/s/ James R. Herrick

(Signature of First Witness)		James R. Herrick, Chairman of the Board

/s/ Sharon S. Friedmann
(Signature of Second Witness)

THE LORAIN NATIONAL BANK

/s/ Mary E. Miles	By	/s/ James R. Herrick

(Signature of First Witness)		James R. Herrick, Chairman of the Board

/s/ Sharon S. Friedmann		“Employer”
(Signature of Second Witness)